NOTE 10 - PENSION PLANS (Detail) - Schediule of Changes in Plans Assets and Benefit Obligations in Other Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 29, 2012	Dec. 31, 2011
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income:
Current year net loss	$ 491	$ 1,087
Amortization of loss	(138)	(101)
Total recognized in other comprehensive income	353	986
Total recognized in net periodic benefit cost and other comprehensive income	$ 526	$ 1,124